1 First Quarter 2021 Webcast Presentation May 6, 2021 NYSE: WCC

2 Forward-Looking Statements All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between WESCO and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company's plans, objectives, expectations and intentions, statements that address the combined company's expected future business and financial performance, and other statements identified by words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," "will" and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO's management, as well as assumptions made by, and information currently available to, WESCO's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO's and WESCO's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk of any litigation or post- closing regulatory action relating to the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, or the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits, the risk that the leverage of the company may be higher than anticipated, the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on the combined company's business, results of operations and financial conditions, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company's control. Additional factors that could cause results to differ materially from those described above can be found in WESCO's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and WESCO's other reports filed with the U.S. Securities and Exchange Commission ("SEC"). Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"), this slide presentation includes certain non-GAAP financial measures. These financial measures include workday-adjusted net sales, gross profit, adjusted gross profit, gross margin, adjusted gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, pro forma adjusted EBITDA, financial leverage, pro forma financial leverage, free cash flow, adjusted income from operations, adjusted operating margin, adjusted interest expense, net, adjusted provision for income taxes, adjusted net income, adjusted net income attributable to WESCO International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. Additionally, certain results are presented on a pro forma basis giving effect to the combination of WESCO and Anixter as if it had occurred at the beginning of the respective prior period. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as merger-related costs, and the related income tax effect of such items, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

3 Agenda Business Overview Financial Results Overview John Engel Chairman, President & CEO Executive Vice President & CFO Dave Schulz

4 2021 Off to an Excellent Start Strong integration execution and macro recovery support revised guidance • Sales up 3% YOY on a pro forma workday-adjusted basis – Outperforming market – Economic recovery better than expected and supported by secular growth trends • Adjusted gross margin up 50 basis points YOY on a pro forma basis and sequentially – Strong execution of margin improvement program – Ability to more than offset cost inflation • Adjusted EBITDA margin up 90 basis points YOY on a pro forma basis – Gross margin expansion – Accelerated capture of cost synergies • Free cash flow of 141% of adjusted net income – Net debt reduction of $534 million since Anixter merger – Leverage of 4.9x, down 0.8x since Anixter merger

5 WESCO + Anixter a Powerful Combination Strengthening our Value Proposition Building and extending our competitive advantage as we transform • Sales Synergies – Cross Selling opportunities captured from complementary products, services, and technologies that enable us to offer more solutions, to more customers, in more locations around the world • Cost Synergies – Organization Redesign – reducing redundant roles and administrative services – Supply Chain Network Optimization – consolidating for efficiencies, improved service levels, benefits of scale • Margin Improvement Program – Value-based pricing that includes enhanced sales training and refined incentive targets

6 First Quarter Results Overview Dave Schulz Executive Vice President & Chief Financial Officer

7 Q1 2020 Pro Forma1 Q1 2021 YOY Sales $4,040 $4,041 flat Gross Profit 793 811 2% % of sales 19.6% 20.1% +50 bps Adjusted Income from Operations2 140 171 22% % of sales 3.5% 4.2% +70 bps Adjusted EBITDA2 182 217 19% % of sales 4.5% 5.4% +90 bps Adjusted Diluted EPS2 $1.43 First Quarter Results Overview Accelerating sales momentum and substantial margin improvement to start 2021 1 Includes Anixter’s reported results for the period from January 4, 2020 to April 3, 2020, as filed in an exhibit to Form 8-K on November 4, 2020. 2 Adjusted Income from Operations, Adjusted EBITDA and Adjusted earnings per diluted share have been adjusted to exclude merger-related costs, a net gain on the sale of WESCO's legacy utility and data communications businesses in Canada, and the related income tax effects. See appendix for reconciliation. $M Except per share amounts • Sales +3% on workday-adjusted basis • Record backlog in Q1, up over 20% from year-end • Highest gross margin since 2016 • Significant cost synergies in Q1 – $34 million realized

8 Cost Synergy Update Evaluation of cumulative 3-year synergy target underway FY 2021 FY 2022 Prior Revised Prior Revised $130 $170 $200 $210 FY20 FY20 FY20 FY20 1Q21 1Q211Q21 1Q21 Realized to-date To be realized Increasing cumulative 2021 and 2022 targets due to faster execution On track to meet 2023 target of $250M $M

9 Adjusted EBITDA Bridge • Accelerated Synergy Capture + Market Recovery Drives Margin Growth 2020 Q1 Adjusted EBITDA Gross Margin Cost Synergies Variable Compensation & Benefits Other SG&A 2021 Q1 Adjusted EBITDA $182 $M $217 1 Includes Anixter’s reported results for the period from January 4, 2020 to April 3, 2020, as filed in an exhibit to Form 8-K on November 4, 2020. See appendix for non-GAAP reconciliations. 1 4.5% of sales 5.4% of sales

Electrical & Electronic Solutions (EES)

$M

Sales



+7%
WD-adjusted
$1,657
$1,721
Q1 2020
Pro Forma [1]
Q1 2021

Adjusted EBITDA



5.2% of sales
6.5% of sales
$86
$112
Q1 2020
Pro Forma [1]
Q1 2021

- Sales up 4% YOY and up 7% on a workday-adjusted basis
- Construction sales up on faster recovery than anticipated
  - More projects being released from backlog
  - Backlog at record high with sequential monthly growth
- OEM up on strong and improving demand
- Industrial/MRO activity levels improving in-line with industrial recovery
- Secular trends of electrification, LED adoption, IoT and automation supporting demand growth
- Adjusted EBITDA margin up 130bps due to synergy capture, effective cost controls, and execution of margin improvement initiatives



Construction
OEM / CIG
Industrial / MRO
ROW
Canada
U.S.

Record backlog, strong execution and improving end market trends driving momentum

[1] Includes Anixter's reported results for the period from January 4, 2020 to April 3, 2020, as filed in an exhibit to Form 8-K on November 4, 2020.

See appendix for non-GAAP reconciliations.

10

11 $1,304 $1,251 Q1 2020 Pro Forma Q1 2021 Communications & Security Solutions (CSS) Industry-leading value propositions in attractive high-growth markets • Sales down 4% YOY and down 1% on a workday-adjusted basis, outperforming market trends; backlog at record level • Strong growth in security solutions driven by retrofit projects and global accounts • Network infrastructure growth in datacenter and hyperscale projects • Growth offset by project timing, a slowdown in safety sales and COVID-19 impact in certain regions • Secular trends of remote connectivity, data center capacity expansion, secure networks, and IoT and automation supporting demand growth • Adjusted EBITDA margin 40 bps higher including inventory write-down with increase driven by integration synergies and execution of margin improvement initiatives Network Infrastructure Security Solutions Other U.S. Canada ROW See appendix for non-GAAP reconciliations. $90 $91 Q1 2020 Pro Forma Q1 2021 Sales Adjusted EBITDA 7.3% of sales 1 1 (1)% WD-adjusted 6.9% of sales 1 Includes Anixter’s reported results for the period from January 4, 2020 to April 3, 2020, as filed in an exhibit to Form 8-K on November 4, 2020. $M

Utility & Broadband Solutions (UBS)

$M

Sales


+2%
WD-adjusted
$1,079
$1,070
Q1 2020
Pro Forma [1]
Q1 2021

Adjusted EBITDA


6.8% of sales
7.8% of sales
$74
$84
Q1 2020
Pro Forma [1]
Q1 2021

- Sales down 1% YOY, up 2% on workday-adjusted basis
- Utility's strong and consistent growth driven by industry-leading value proposition, scope expansion and secular trends around grid hardening and reliability
- Broadband growth driven by secular trends of 5G build-out and fiber network expansion for rural development
- Integrated Supply sales were down vs. prior year but improved sequentially in-line with industrial recovery
- Adjusted EBITDA margin up 100 bps due to synergy capture, effective cost controls, and execution of margin improvement initiatives


Broadband
Integrated Supply
Utility


ROW
Canada
U.S.

Leading supply chain capabilities enable WESCO to continue to take share

[1] Includes Anixter's reported results for the period from January 4, 2020 to April 3, 2020, as filed in an exhibit to Form 8-K on November 4, 2020.
See appendix for non-GAAP reconciliations.

12

13 5.7x 5.3x 5.3x 4.9x 4000 4100 4200 4300 4400 4500 4600 4700 4800 4900 5000 4.4 4.6 4.8 5 5.2 5.4 5.6 5.8 6 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Leverage Net Debt Strong Free Cash Flow Supporting Debt Paydown •On track to return to target leverage range of 2.0-3.5x by mid-2023 • Free Cash Flow of $698 million TTM • Net debt reduced by $144 million in Q1 – $534 million since June 2020 – No near-term debt maturities • Leverage reduced 0.4x in Q1 – 0.8x since June 2020 $M $142 $307 $124 $125 Net Debt: $4.9B Net Debt: $4.4B Free Cash Flow See appendix for non-GAAP reconciliations.

14 2021 Outlook Accelerated synergy capture and market growth drive increased outlook for 2021 FY 2021 Outlook Prior (2/9/21) Revised (5/6/21) Reported Sales1 3% - 6% 4.5% - 7.5% 2021 Adjusted EBITDA margin2 5.4% - 5.7% 5.8% - 6.1% Effective Tax Rate ~23% ~22% Adjusted EPS2 $5.50 - $6.00 $6.80 - $7.30 Free Cash Flow (percent of net income) ~100% ~100% Capital Expenditures $100 - $120M $100 - $120M 1 Reflects one less workday in 2021 compared to 2020. 2 Adjusted EBITDA is defined as EBITDA before other, net, non-cash stock-based compensation, merger-related costs and the net gain on the sale of WESCO's legacy utility and data communications businesses in Canada; Adjusted EPS only excludes the net gain on the sale of WESCO's legacy utility and data communications businesses in Canada, merger-related costs and the related income tax effects.

15 Summary •Our performance and improving macro environment drive stronger 2021 outlook • Excellent start to the year with strong results across the board – Capitalized on market leadership and operating leverage as economic recovery accelerated – Continued to outperform market and realizing cross-sell benefits – Delivered margin expansion on strong execution of integration plan; synergy targets raised • Continue to rapidly delever balance sheet with leverage reduced 0.8x since June 2020 • Increased full year outlook for sales, Adjusted EBITDA, and Adjusted EPS – Continuing to monitor supply chain and pandemic recovery cadence • Well positioned to participate in evolving secular growth opportunities

APPENDIX

17 Glossary 1H: First half of fiscal year 2H: Second half of fiscal year A/V: Audio/visual COGS: Cost of goods sold CIG: Commercial, Institutional, and Government CSS: Communications & Security Solutions (business unit) EES: Electrical & Electronic Solutions (business unit) ETR: Effective tax rate FTTx: Fiber-to-the-x (last mile fiber optic network connections) HSD: High-single digit LSD: Low-single digit Executed synergies: Initiatives fully implemented – actions taken to generate savings Realized synergies: Savings that impact financial results versus pro forma 2019 Leverage: Debt, net of cash, divided by trailing-twelve-month adjusted EBITDA MRO: Maintenance, repair, and operating MTDC: Multi-tenant datacenter MSD: Mid-single digit PF: Pro Forma OEM: Original equipment manufacturer OPEX: Operating expenses ROW: Rest of world Seq: Sequential TTM: Trailing twelve months UBS: Utility & Broadband Solutions (business unit) WD: Workday YoY: Year-over-year Abbreviations Definitions

18 Workdays Q1 Q2 Q3 Q4 FY 2019 63 64 63 62 252 2020 64 64 64 61 253 2021 62 64 64 62 252

19 Pro Forma and Workday-Adjusted Sales $ in millions March 31, 2021 Reported Reported Anixter 1 Pro Forma Reported Pro Forma Adjusted 2 Net sales 4,041$ 1,969$ 2,072$ 4,040$ 105% 0% 3% Growth Pro Forma Workday- Adjusted Net Sales 1 Represents Anixter’s reported results for the period from January 4, 2020 to April 3, 2020, as previously filed in an exhibit to Form 8-K on November 4, 2020. 2 Represents the percentage impact of 62 workdays in the three months ended March 31, 2021 compared to 64 workdays in the three months ended March 31, 2020. March 31, 2020 Three Months Ended

20 Gross Profit and Free Cash Flow $ in millions March 31, 2021 March 31, 2020 Net sales 4,041$ 1,969$ Cost of goods sold (1) 3,230 1,592 Gross profit 811$ 377$ Gross margin 20.1% 19.1% March 31, 2021 March 31, 2020 Cash flow provided by operations 120$ 32$ Less: capital expenditures (10) (16) Add: merger-related expenditures 15 - Free cash flow 125$ 16$ Adjusted net income 88 38 % of adjusted net income 141% 41% (1) Excludes depreciation and amortization. Gross Profit Three Months Ended, Free Cash Flow Three Months Ended,

21 Adjusted EBITDA $ in millions EES CSS UBS Corporate Total Net income attributable to common stockholders 101$ 74$ 87$ (216)$ 45$ Net income attributable to noncontrolling interests (1) - - 1 - Preferred stock dividends - - - 14 14 Provision for income taxes - - - 7 7 Interest expense, net - - - 70 70 Depreciation and amortization 11 16 5 9 41 EBITDA 111$ 90$ 92$ (115)$ 177$ Other, net - - - (3) (3) Stock-based compensation expense 1 1 1 3 5 Merger-related costs - - - 46 46 Gain from sale - - (9) - (9) Adjusted EBITDA 112$ 91$ 84$ (70)$ 217$ Adjusted EBITDA margin % 6.5% 7.3% 7.8% 5.4% EBITDA, Adjusted EBITDA and Adjusted EBITDA margin % by Segment Three Months Ended March 31, 2021 1 Stock-based compensation expense in the calculation of adjusted EBITDA for the three months ended March 31, 2021 excludes $1.3 million as this amount is included in merger-related costs.

Adjusted EPS

(in millions, except for EPS)	Q1 2021 Reported Results	Q1 2021 Adjustments [1]	Q1 2021 Adjusted Results	Q1 2020 Reported Results	Q1 2020 Adjustments [1]	Q1 2020 Adjusted Results
Income from operations	$ 133.3	$ 37.4	$ 170.7	$ 60.9	$ 4.6	$ 65.5
Interest expense, net	70.4	-	70.4	16.6	(0.5)	16.1
Other, net	(2.8)	-	(2.8)	(0.1)	-	(0.1)
Income before income taxes	65.7	37.4	103.1	44.4	5.1	49.6
Income tax	6.5	8.1 [2]	14.6	10.3	1.2 [2]	11.4
Effective tax rate	*9.9%*		*14.2%*	*23.1%*		*23.1%*
Net income	59.2	29.3	88.4	34.2	3.9	38.1
Less: Non-controlling interests	-	-	-	(0.2)	-	(0.2)
Net income attributable to WESCO	59.2	29.3	88.4	34.4	3.9	38.3
Preferred stock dividends	14.4	-	14.4	-	-	-
Net income attributable to common stockholders	44.8	29.3	74.0	34.4	3.9	38.3
Diluted Shares	51.7		51.7	42.1		42.1
EPS	$ 0.87		$ 1.43	$ 0.82		$ 0.91

[1] Adjustments include merger-related costs and interest, a net gain on the sale of WESCO's legacy utility and data communications businesses in Canada, and the related income tax effects.

[2] The adjustments to income from operations and net interest expense have been tax effected at rates of 21.8% and 23.1% for the three months ended March 31, 2021 and 2020, respectively.

22

23 Capital Structure and Leverage $ in millions March 31, 2021 December 31, 2020 Net income attributable to common stockholders 90$ 116$ Net loss attributable to noncontrolling interests (0) (1) Preferred stock dividends 44 30 Provision for income taxes 40 56 Interest expense, net 293 256 Depreciation and amortization 162 153 EBITDA 629$ 610$ Other, net (5) 5 Stock-based compensation 30 35 Merger-related costs and fair value adjustments 246 207 Out-of-period adjustment 19 19 Net gain on sale of asset and Canadian divestitures (29) (20) Adjusted EBITDA 890$ 855$ Maturity March 31, 2021 December 31, 2020 Receivables Securitization (variable) 945$ 950$ 2023 Inventory Revolver (variable) 475 250 2025 2021 Senior Notes (fixed) - 500 2021 2023 Senior Notes AXE (fixed) 59 59 2023 2024 Senior Notes (fixed) 350 350 2024 2025 Senior Notes AXE (fixed) 4 4 2025 2025 Senior Notes (fixed) 1,500 1,500 2025 2028 Senior Notes (fixed) 1,325 1,325 2028 Other 38 47 Various Total debt 1 4,696$ 4,985$ Less: cash and cash equivalents 304 449 Total debt, net of cash 4,392$ 4,536$ Leverage 4.9x 5.3x 1 Total debt is presented in the consolidated balance sheets net of debt discount and debt issuance costs, and includes adjustments to record the long-term debt assumed in the merger with Anixter at its acquisition date fair value. Pro Forma Financial Leverage Twelve Months Ended, Debt As of,